Exhibit 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to the purchaser identified on the signature page to this Agreement (the “Subscriber”) in connection with its investment in American Energy Fields, Inc., a Delaware corporation (the “Company”) whose shares of common stock are quoted on the OTC bulletin board. The Company is conducting a private placement (the “Offering”) of                           units (the “Units”) at a purchase price of $0.50 per Unit, whereby each Unit consists of (i) one share of the Company’s common stock, par value $0.0001 per share (the “Shares”) and (ii) a five (5) year warrant to purchase an additional share of the Company’s common stock (the “Warrant Shares”), at a per share exercise price of $0.50 (the “Exercise Price’), substantially in the form attached hereto as Exhibit A (the “Warrants”).  Each Subscriber will be required to purchase a minimum of 200,000 Units, except that the Company, in its sole discretion, may accept subscriptions for less than the minimum number of Units.  For purposes of this Agreement, the term “Securities” shall refer to the Units, the Shares, the Warrants, and the Warrant Shares.  Sales of Units to the Company’s officers and their affiliates may be included in satisfying the Minimum Offering.

1.           SUBSCRIPTION AND PURCHASE PRICE

(a)           Subscription.  Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase the number of Units indicated on page 20 hereof on the terms and conditions described herein.

(b)           Purchase of Units.  The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Units shall be set at $0.50 per Unit, for an aggregate purchase price as set forth on page 20 hereof (the “Aggregate Purchase Price”).  Within a commercially reasonable time after the execution and delivery of this Agreement, the Subscriber shall deposit the Aggregate Purchase Price (the “Deposit”) to be held in escrow in accordance with the terms of the Escrow Agreement substantially in the form attached as Exhibit B (the “Escrow Agreement”).  Notwithstanding anything to the contrary set forth in this Agreement, until the Closing (as defined below), the Deposit shall be held in the said escrow and shall not be made available for the Company or any of its agents until the occurrence of the Closing for any purpose under any circumstances.  The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

2.           ACCEPTANCE, OFFERING TERM AND CLOSING PROCEDURES

(a)           Acceptance or Rejection. Subject to full, faithful and punctual performance and discharge by the Company of all of its duties, obligations and responsibilities as set forth in this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription (collectively, the "Deal Documents"), the Subscriber shall be legally bound to purchase the Units pursuant to the terms and conditions set forth in this Agreement.  For the avoidance of doubt, upon the occurrence of the failure by the Company to fully, faithfully and punctually perform and discharge any of its duties, obligations and responsibilities as set forth in any of the Deal Documents, which shall have been performed or otherwise discharged prior to the Closing, the Subscriber may, on or prior to the Closing (as defined below), at its sole and absolute discretion, elect not to purchase the Units and provide instructions to the escrow agent under the Escrow Agreement to receive the full and immediate refund of Deposit. The Subscriber understands and agrees that the Company reserves the right to reject this subscription for Units in whole or part in any order at any time prior to the Closing for any reason, notwithstanding the Subscriber’s prior receipt of notice of acceptance of the Subscriber’s subscription.  In the event the Closing does not take place because of (i) the rejection of subscription for Units by the Company; or (ii) the election not to purchase the Units by the Subscriber; or (iii) failure to effectuate the Closing on or prior to March 4, 2011 (the “Final Closing Date”)  for any reason or no reason, unless waived by the Subscriber, this Agreement and any other Deal Documents shall thereafter be terminated and have no force or effect, and the parties shall take all steps, including the execution of instructions to the escrow agent, to ensure that the Deposit held in accordance with the Escrow Agreement shall promptly be returned or cause to be returned to the Subscriber without interest thereon or deduction therefrom.

(b)           Closing.  The closing of the purchase and sale of the Units hereunder (the “Closing”) shall take place at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, NY 10006 or such other place as determined by the Company.  The Closing shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section 7 below, as determined by the Company (the “Closing Date”). “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed. The Shares and Warrants purchased by the Subscriber will be delivered by the Company promptly following the Closing.  At the Closing, the Company shall deliver to the Subscriber: (i) customary legal opinion of the Company's counsel, (ii) irrevocable instructions to the transfer agent instructing the transfer agent to deliver the Shares and (ii) the Registration Rights Agreement duly executed by the Company.  At the Closing, the Subscriber, shall deliver to the Company the Registration Rights Agreement duly executed by the Subscriber.

(c)           Following Acceptance or Rejection.  The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. In the event that this Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, this Agreement, the Aggregate Purchase Price received (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Agreement. If this Agreement is accepted by the Company, the Company is entitled to treat the Aggregate Purchase Price received as an interest free loan to the Company until such time as the Subscription is accepted.

(d)           Favored Nations Provision.  Other than in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity which holders of such securities or debt are not at any time granted registration rights equal to or greater than those granted to the Subscribers, (ii) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights equal to or greater than those granted to the Subscribers, (iii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, pursuant to plans that have been approved by a majority of the board of directors or in existence as such plans are constituted on the date of this Agreement, (iv) securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement on the terms in effect on the Closing Date including the permissible amendment thereof after the closing date,  (v) as a result of the exercise of Warrants or conversion of notes which are granted or issued pursuant to this Agreement, (vi) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to consultants and service providers, and (vii) any and all securities required to be assumed by the Company by the terms thereof as a result of any of the foregoing even if issued by a predecessor acquired in connection with a business combination, merger or share exchange (collectively, the foregoing (i) through (vii) are “Excepted Issuances”), if at any time within twenty-four (24) months from the date hereof, the Company shall agree to or issue (the “Lower Price Issuance”) any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Unit price per share of Common Stock hereunder (disregarding any value attributable to the Warrants) in effect at such time, or if less than the Warrant exercise price in effect at such time, without the consent of the Subscriber, then the Company shall issue such additional number of shares and the Warrant exercise price shall automatically be reduced to such other lower price.  The average Purchase Price of the Shares of Common Stock and average exercise price in relation to the Warrant Shares shall be calculated separately for the Shares and Warrant Shares.  Common Stock issued or issuable by the Company for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $0.0001 per share of Common Stock.  The rights of Subscriber set forth in this Section 2 are in addition to any other rights the Subscriber have pursuant to this Agreement or the Warrants, and any other agreement referred to or entered into in connection herewith or to which Subscriber and Company are parties.  Notwithstanding anything herein or in any other agreement to the contrary, the Company shall only be required to make a single adjustment with respect to any Lower Price Issuance, regardless of the existence of multiple basis therefore

(e)           Extraordinary Events Regarding Common Stock.  In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Unit Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein. The number of shares of Common Stock and Warrants that the Subscriber shall thereafter be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

(f)           Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock issuable hereunder or on the exercise of the Warrants, the Company at its expense will promptly cause its President or other appropriate designee to compute such adjustment or readjustment in accordance with the terms hereof and of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received and to be received upon exercise of the Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided herein. The Company will forthwith mail a copy of each such certificate to the Subscriber.

3.           THE SUBSCRIBER’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Subscriber hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:

(a)           The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law.

(b)           The Subscriber acknowledges its understanding that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”) or Rule 903 of Regulation S promulgated thereunder.  In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i)             The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

(ii)            The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities.

(iii)           The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(iv)            The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

(v)             The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

(c)           The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors.

(d)           The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involves a high degree of risk of loss of the Subscriber’s entire investment. Among other things, the Subscriber has carefully considered each of the risks described under the heading “Risk Factors” in the Company’s SEC Filings (as described in Section 4(d) below), which risk factors are incorporated herein by reference.

(e)           Except for a transfer to any affiliate of the Subscriber who also qualifies as an accredited investor, the Subscriber will not sell or otherwise transfer any Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.  In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that, except as otherwise provided in Section 6 hereof, the Company is under no obligation to register the Securities on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

(f)           No oral or written representations or warranties have been made, or information furnished, to the Subscriber or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein, and in subscribing for the Units, the Subscriber is not relying upon any representations other than those contained herein.

(g)           The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(h)           The Subscriber understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company, such Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

For U.S. Persons:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

For Non-U.S. Persons

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) PURSUANT TO REGULATION S UNDER THE 1933 ACT.  ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

(i)           Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering. There is no government or other insurance covering any of the Securities.

(j)           The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

(k)           The Subscriber is unaware of, is in no way relying on, and did not become aware of, the Offering through or as a result of, any form of general solicitation or general advertising, including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the Offering and is not subscribing for Units and did not become aware of the Offering through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

(l)           The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(m)           The Subscriber is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Subscriber has relied on the advice of, or has consulted with, only its own Advisors.

(n)           The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(o)           No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the Offering that are in any way inconsistent with the information contained herein.

(p)           (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(q)           This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

(r)           The Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein; provided, however, that the Subscriber shall not be liable for any Loss that in the aggregate exceeds the Subscriber’s Aggregate Purchase Price tendered hereunder.

(s)           The Subscriber is, and on each date on which the Subscriber continues to own restricted securities from the Offering will be, an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 (excluding such person’s residence) or annual income exceeding $200,000 or $300,000 jointly with his or her spouse.  Notwithstanding the foregoing, if the Subscriber is a Non-U.S. Person (a “Reg S Person”), such Subscriber hereby represents that the representations contained in paragraphs (1) through (7) of this Section 3(s) are true and correct with respect to such Subscriber:

(1)           (i) the issuance and sale to such Reg S Person of the Units is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation S; (ii) it is not a “U.S. Person,” as such term is defined in Regulation S, and is not acquiring the Units for the account or benefit of any U.S. Person; and (iii) the offer and sale of the Units has not taken place, and is not taking place, within the United States of America or its territories or possessions.  Such Reg S Person acknowledges that the offer and sale of the Units has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.

(2)           Such Reg S Person acknowledges and agrees that, pursuant to the provisions of Regulation S, the Units cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of one year from and after the Closing Date, unless such Units are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available.  Such Reg S Person acknowledges that it has not engaged in any hedging transactions with regard to the Units.

(3)           Such Reg S Person consents to the placement of a legend on any certificate, note or other document evidencing the Securities and understands that the Company shall be required to refuse to register any transfer of securities not made in accordance with applicable U.S. securities laws.

(4)           Such Reg S Person is not a “distributor” of securities, as that term is defined in Regulation S, nor a dealer in securities.

(5)           Such Reg S Person understands that the Units have not been registered under the Securities Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer.  The Units are “restricted securities” within the meaning of Regulation S and Rule 144, promulgated under the Securities Act.

(6)           Such Reg S Person acknowledges that the Securities may only be sold offshore in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available.  In connection with any resale of the Securities pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

(7)           Such Reg S Person makes the representations, declarations and warranties as contained in this Section 3(s) (1)-(7) with the intent that the same shall be relied upon by the Company in determining its suitability as a purchaser of such Units.

(t)           The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Offering, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the Offering. The Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(u)           The Subscriber has reviewed, or had an opportunity to review, all of the SEC Filings, including the Company’s Annual Report on Form 10-K for the year ended March 31, 2010 and all Risk Factors contained therein, including the following additional Risk Factor:

INVESTOR RELATIONS ACTIVITIES, NOMINAL “FLOAT” AND SUPPLY AND DEMAND FACTORS MAY AFFECT THE PRICE OF OUR STOCK.

The Company expects to utilize various techniques such as non-deal road shows and investor relations campaigns in order to create investor awareness for the Company.  These campaigns may include personal, video and telephone conferences with investors and prospective investors in which our business practices are described.  The Company may provide compensation to investor relations firms and pay for newsletters, websites, mailings and email campaigns that are produced by third-parties based upon publicly-available information concerning the Company.  The Company will not be responsible for the content of analyst reports and other writings and communications by investor relations firms not authored by the Company or from publicly available information.  The Company does not intend to review or approve the content of such analysts’ reports or other materials based upon analysts’ own research or methods.  Investor relations firms should generally disclose when they are compensated for their efforts, but whether such disclosure is made or complete is not under our control.   In addition, investors in the Company may be willing, from time to time, to encourage investor awareness through similar activities.  Investor awareness activities may also be suspended or discontinued which may impact the trading market our common stock.

 The SEC and FINRA enforce various statutes and regulations intended to prevent manipulative or deceptive devices in connection with the purchase or sale of any security and carefully scrutinize trading patterns and company news and other communications for false or misleading information, particularly in cases where the hallmarks of “pump and dump” activities may exist, such as rapid share price increases or decreases.  We, and our shareholders may be subjected to enhanced regulatory scrutiny due to the small number of holders who initially will own the registered shares of our common stock publicly available for resale, and the limited trading markets in which such shares may be offered or sold which have often been associated with improper activities concerning penny-stocks, such as the OTC Bulletin Board or the OTCQB Marketplace (Pink OTC) or pink sheets.  Until such time as the common stock sold in the Offering is registered and until such time as our restricted shares are registered or available for resale under Rule 144, there will continue to be a small percentage of shares held by a small number of investors, many of whom acquired such shares in privately negotiated purchase and sale transactions, that will constitute the entire available trading market.  The Supreme Court has stated that manipulative action is a term of art connoting intentional or willful conduct designed to deceive or defraud investors by controlling or artificially affecting the price of securities.  Often times, manipulation is associated by regulators with forces that upset the supply and demand factors that would normally determine trading prices.  Since a small percentage of the outstanding common stock of the Company will initially be available for trading, held by a small number of individuals or entities, the supply of our common stock for sale will be extremely limited for an indeterminate amount of time, which could result in higher bids, asks or sales prices than would otherwise exist.  Securities regulators have often cited thinly-traded markets, small numbers of holders, and awareness campaigns as components of their claims of price manipulation and other violations of law when combined with manipulative trading, such as wash sales, matched orders or other manipulative trading timed to coincide with false or touting press releases.  There can be no assurance that the Company’s or third-parties’ activities, or the small number of potential sellers or small percentage of stock in the “float,” or determinations by purchasers or holders as to when or under what circumstances or at what prices they may be willing to buy or sell stock will not artificially impact (or would be claimed by regulators to have affected) the normal supply and demand factors that determine the price of the stock.

Furthermore, persons affiliated with the Company or the Placement Agent, if any, may subscribe for Units. In such case, the Company may accept subscriptions from affiliated parties that would allow the Company to reach the Minimum Offering amount required to close on the sale of Units. Persons affiliated with Unit purchasers may hold or acquire Company Common Stock prior to or following any initial Closing at prices other than the price per share of Common Stock sold in the Offering. No investor should conclude that subscriptions for the amount necessary to effectuate the initial Closing ($2,000,000) are indicative of an independent assessment made concerning the merits or advantages of the Offering by unaffiliated persons who have subscribed for Units in an amount necessary to provide assurance to other investors that unaffiliated persons have agreed to subscribe for the Offering in such an amount necessary to permit the Company to proceed with closing on the sale of Units.

4.           THE COMPANY’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Company hereby acknowledges, agrees with and represents, warrants and covenants to the Subscriber, as follows:

(a)           Organization and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware.  The Company is duly qualified to do business, and is in good standing in the states required due to (a) the ownership or lease of real or personal property for use in the operation of the Company's business or (b) the nature of the business conducted by the Company.  The Company has all requisite power, right and authority to own, operate and lease its properties and assets, to carry on its business as now conducted, to execute, deliver and perform its obligations under this Agreement and the other Deal Documents to which it is a party, and to carry out the transactions contemplated hereby and thereby.  All actions on the part of the Company and its officers and directors necessary for the authorization, execution, delivery and performance of this Agreement and the other Deal Documents, the consummation of the transactions contemplated hereby and thereby, and the performance of all of the Company's obligations under this Agreement and the other Deal Documents have been taken or will be taken prior to the Closing.  This Agreement has been, and the other Deal Documents to which the Company is a party on the Closing will be, duly executed and delivered by the Company, and this Agreement is, and each of the other Deal Documents to which it is a party on the Closing will be, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(b)           Subsidiaries.  Each subsidiary of the Company (collectively, the “Subsidiaries”) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation.  Each subsidiary of the Company is duly qualified to do business, and is in good standing in the states required due to (a) the ownership or lease of real or personal property for use in the operation of each subsidiary of the Company's business or (b) the nature of the business conducted by each subsidiary of the Company.

(c)           Authorization; Enforcement.  The execution, delivery and performance of this Agreement and the other Deal Documents by the Company, and the consummation of the transactions contemplated hereby and thereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to the Company, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company is a party or by which it is bound or to which any assets of the Company are subject, (d) result in the creation of any lien or encumbrance upon the assets of the Company, or upon any Shares or other securities of the Company, (e) conflict with or result in a breach of or constitute a default under any provision of those certain articles of incorporation or those certain bylaws of the Company, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of the Company.

(d)           Issuance of Securities.                                                        The Securities to be issued to the Subscriber pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and non-assessable.  The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrant.

 (e)           SEC Filings.  The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to each Subscriber through the EDGAR system true and complete copies of each of the Company’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K, in each case filed since December 28, 2009 (collectively, the “SEC Filings”), and all such SEC Filings are incorporated herein by reference.  The SEC Filings, when they were filed with the SEC (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and did not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All reports and statements required to be filed by the Company under the Securities Act and the Exchange Act have been filed, together with all exhibits required to be filed therewith. The Company and each of its Subsidiaries, are engaged in all material respects only in the business described in the SEC Filings, and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and the Subsidiaries.

(f)           No Financial Advisor.  The Company acknowledges and agrees that the Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Securities and the transactions contemplated hereby. The Company further acknowledges that the Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Subscriber or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Subscriber’s purchase of the Units. The Company further represents to the Subscriber that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(g)           Financial Statements.  All financial statements of the Company included in its SEC Filings (the "Financial Statements") have been prepared in conformity with United States generally accepted accounting principles consistently applied throughout the periods covered (“GAAP”), except as may be indicated in the notes thereto, and present fairly the financial position, results of operations and changes in financial position of the Company at the dates and for the periods indicated, subject, in the case of the unaudited financial statements, to normal recurring period-end adjustments.  The Company has no liabilities or obligations of any nature (absolute, accrued or contingent) that are not fully reflected or reserved against in the balance sheet included in the Financial Statements, as prescribed by GAAP and the Financial Accounting Standards Board, except liabilities or obligations incurred since the date of the balance sheet in the ordinary course of business and consistent with past practice.  The Company maintains and will continue to maintain standard systems of accounting established and administered in accordance with GAAP.  The Company is not a guarantor, indemnitor, surety or other obligor of any indebtedness of any other Person.

(h)           Capitalization.  The capitalization of the Company is as described in the Company’s most recent periodic report filed with the SEC.  No person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Deal Documents. The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Subscribers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.  All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the board of directors of the Company or others is required for the issuance and sale of the Securities.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(i)           Material Changes.  Since the date of the latest audited financial statements included within the SEC Filings, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in (A) a material adverse effect on the legality, validity or enforceability of any Deal Documents, (B) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries, taken as a whole, or (C) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Deal Documents (any of (A), (B) or (C) together, a “Material Adverse Effect”), (ii) the Company has not incurred any liabilities other than (Y) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (Z) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company incentive compensation and stock option plans or agreements.  The Company does not have pending before the SEC any request for confidential treatment of information.

(j)           Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Deal Documents or the Securities or (ii) could, if there were an unfavorable decision, reasonably be expected to have or result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.  The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)           Compliance.  Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.

(l)           Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Filings, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificates, authorizations and permits.

(m)           Title to Assets.  The Company and the Subsidiaries hold unpatented mining claims which have been validly located under the laws of the United States and the states in which the claims are located and all required maintenance fees related to the foregoing have been paid.

(n)           Private Placements.  Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscribers as contemplated hereby.

(o)           Investment Company.  The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Units will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

 (p)           Application of Takeover Protections.  The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Articles of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Subscribers as a result of the Subscribers and the Company fulfilling their obligations or exercising their rights under the Deal Documents, including without limitation the Company’s issuance of the Securities and the Subscribers’ ownership of the Securities.

(q)           Intellectual Property.  Other than as set forth in the SEC Filings, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Filings and which the failure to do so could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any person.  To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person of any of the Intellectual Property Rights.

(r)           Insurance.  Except for D&O Insurance, which the Company expects to have in place in the future, the Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its present business without a significant increase in cost, except for significant increases in cost that are generally applicable in the insurance industry.

(s)           Transactions With Affiliates and Employees.  Except as set forth in SEC Filings, none of the executive officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any executive officers, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

 (t)           Taxes.  The Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns (or appropriate extensions have been obtained) and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

5.           OTHER AGREEMENTS OF THE PARTIES

(a)           Furnishing of Information.  As long as any Subscriber owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as any Subscriber owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Subscribers and make publicly available in accordance with Rule 144(c) under the Securities Act such information as is required for the Subscribers to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such person to sell such Securities without registration under the Securities Act within the limitation of the exemptions proved by Rule 144 under the Securities Act.

(b)           Shareholder Rights Plan.  No claim will be made or enforced by the Company or, to the knowledge of the Company, any other person that any Subscriber is an “Acquiring Person” under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Subscriber could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Deal Documents or under any other agreement between the Company and the Subscribers.

(c)           Securities Laws Disclosure; Publicity.  The Company and each Subscriber shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Subscriber shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Subscriber, or without the prior consent of each Subscriber, with respect to any press release of the Company, which consent shall not unreasonably be withheld.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Subscriber, or include the name of any Subscriber in any filing with the SEC or any regulator agency, without the prior written consent of such Subscriber, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law.

(d)           Integration.  The Company shall not, and shall use its best efforts to ensure that no affiliate of the Company shall, after the date hereof, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Subscribers.

(e)           Reservation of Securities.  The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Deal Documents in such amount as may be required to fulfill its obligations in full under the Deal Documents.  In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Deal Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

(f)           Reimbursement.  If any Subscriber or any of its affiliates or any officer, director, partner, controlling person, employee or agent of a Subscriber or any of its affiliates (a “Related Person”) becomes involved in any capacity in any proceeding brought by or against any person in connection with or as a result of any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Deal Documents, the Company will indemnify and hold harmless such Subscriber or Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any losses incurred in connection therewith, as such expenses or losses are incurred, excluding only losses that result directly from such Subscribers’ or Related Person’s gross negligence or willful misconduct.  The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Subscribers and any such Related Persons.  The Company also agrees that neither the Subscribers nor any Related Persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Deal Documents, except to the extent that any losses incurred by the Company result from the gross negligence or willful misconduct of the applicable Subscriber or Related Person in connection with such transactions; provided, however, that the Subscriber shall not be liable for any Loss that in the aggregate exceeds the Subscriber’s Aggregate Purchase Price tendered hereunder.  If the Company breaches its obligations under any Deal Document, then, in addition to any other liabilities the Company may have under any Deal Document or applicable law, the Company shall pay or reimburse the Subscribers on demand for all costs for collection and enforcement (including reasonable attorneys’ fees and expenses).  Without limiting the generality of the foregoing, the Company specifically agrees to reimburse the Subscribers on demand for all costs of enforcing the indemnification obligations in this paragraph.  Notwithstanding anything in this Section 5(f) to the contrary, the Company’s liability to the Subscriber hereunder shall not exceed the Subscriber’s Aggregate Purchase Price.

(g)           Use of Proceeds.  The Company shall use the net proceeds from the sale of securities hereunder for general working capital including the acquisition of mineral claims.

6.           REGISTRATION RIGHTS

The Company will file a “resale” registration statement with the SEC covering all shares of Common Stock included within the Units sold in the Offering and underlying any Warrants, so that the shares of Common Stock will be registered under the Securities Act. The Company will maintain the effectiveness of the “resale” registration statement from the effective date of the registration statement until all Registrable Securities (as defined in the Registration Rights Agreement) covered by such registration statement have been sold, or may be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, as determined by the counsel to the Company.  The Company will use its reasonable best efforts to have such “resale” registration statement filed within 60 days after the Final Closing Date and declared effective by the SEC as soon as possible and, in any event, within 120 days after the Final Closing Date of the Offering (the “Effectiveness Deadline”).

The Company is obligated to pay to the Subscribers a fee of 1% per month of the investors’ investment, payable in cash, up to a maximum of 6%, for each month in excess of the Effectiveness Deadline that the registration statement has not been declared effective; provided, however, that the Company shall not be obligated to pay any such liquidated damages if the Company is unable to fulfill its registration obligations as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to “Rule 415”, provided the Company registers at such time the maximum number of shares of Common Stock permissible upon consultation with the staff of the SEC; provided, further, that the Company shall not be obligated to pay any liquidated damages at any time following the one year anniversary of the Final Closing Date.  Furthermore, in the event the Company is not able to fulfill its registration obligations as a result of actions taken by the Commission pursuant to its authority with respect to “Rule 415”, each Investor will have the right to decide, on a pro rata basis, which Registrable Securities (as that term is defined in the Registration Rights Agreement) held by such Subscriber will be registered on such registration statement.

The description of registration rights is qualified in its entirety by reference to Registration Rights Agreement annexed hereto as Exhibit C.

7.           CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

(a)           The Company’s right to accept the subscription of the Subscriber is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription:

(a)           As of the Closing, no legal action, suit or proceeding shall be pending that seeks to restrain or prohibit the transactions contemplated by this Agreement.

(b)           The representations and warranties of the Company contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct as of the Closing as if made on the Closing Date.

8.	MISCELLANEOUS PROVISIONS

(a)           All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.

(b)           Each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.

(c)           Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(d)           The representations, warranties and agreement of the Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(e)           Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at its primary office (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(f)           Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns.  If the Subscriber is more than one person or entity, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(g)           This Agreement is not transferable or assignable by the Subscriber.

(h)           This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

(i)           The Company and the Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in the City of New York, Borough of Manhattan, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in the City of New York, Borough of Manhattan with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

(j)           WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(k) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the ____ day of ______ 2011.

	x $0.50 for each Unit =	$
Units subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:_____________________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Address:

City, State, Zip:

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.

INDIVIDUAL SUBSCRIBERS MUST COMPLETE THIS PAGE 20. SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 21.

EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held
_________________________________ Name (Please Print)	_________________________________ Name of Additional Purchaser
_________________________________ Residence: Number and Street	_________________________________ Address of Additional Purchaser
_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code
_________________________________ Social Security Number	_________________________________ Social Security Number
_________________________________ Telephone Number	_________________________________ Telephone Number
_________________________________ Fax Number (if available)	________________________________ Fax Number (if available)
_________________________________ E-Mail (if available)	________________________________ E-Mail (if available)
__________________________________ (Signature)	________________________________ (Signature of Additional Purchaser)
ACCEPTED this ___ day of _________ 2011, on behalf of the Company.
By:	________________________________ Name: Title:

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
(Corporation, Partnership, LLC, Trust, Etc.)

_____________________________________________________________________________ Name of Entity (Please Print)
Date of Incorporation or Organization:
State of Principal Office:
Federal Taxpayer Identification Number:

____________________________________________
Office Address

____________________________________________
City, State and Zip Code

____________________________________________
Telephone Number

____________________________________________
Fax Number (if available)

____________________________________________
E-Mail (if available)

By:	_________________________________ Name: Title:
[seal] Attest: _________________________________ (If Entity is a Corporation)	_________________________________ _________________________________ Address

ACCEPTED this ____ day of __________ 2011, on behalf of the Company.
By:	_________________________________ Name: Title:

INVESTOR QUESTIONNAIRE

Instructions:  Check all boxes below which correctly describe you.

☐
You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase shares of common stock and warrants to purchase common stock (the “Units”), is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐
You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Units and its underlying securities in excess of $5,000,000.

☐	You are a director or executive officer of the Company.

☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 (excluding residences) at the time of your subscription for and purchase of the Units.

☐
You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐
You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units and whose subscription for and purchase of the Units is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

☐	You are a non-U.S. Person (a “Reg S Person”), and as such Reg S Person, you hereby represent that the representations contained in paragraphs (1) through (7) below are true and correct:

(1)           (i) the issuance and sale to such Reg S Person of the Units is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation S; (ii) you are not a “U.S. Person,” as such term is defined in Regulation S, and are not acquiring the Units for the account or benefit of any U.S. Person; and (iii) the offer and sale of the Units has not taken place, and is not taking place, within the United States of America or its territories or possessions.  Such Reg S Person acknowledges that the offer and sale of the Units has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.

(2)           Such Reg S Person acknowledges and agrees that, pursuant to the provisions of Regulation S, the Units cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of one year from and after the Closing Date, unless such Units are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available.  Such Reg S Person acknowledges that it has not engaged in any hedging transactions with regard to the Units.

(3)           Such Reg S Person consents to the placement of a legend on any certificate, note or other document evidencing the Securities and understands that the Company shall be required to refuse to register any transfer of securities not made in accordance with applicable U.S. securities laws.

(4)           Such Reg S Person is not a “distributor” of securities, as that term is defined in Regulation S, nor a dealer in securities.

(5)           Such Reg S Person understands that the Units have not been registered under the Securities Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer.  The Units are “restricted securities” within the meaning of Regulation S and Rule 144, promulgated under the Securities Act.

(6)           Such Reg S Person acknowledges that the shares of Common Stock may only be sold offshore in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available.  In connection with any resale of the shares of Common Stock pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

(7)           Such Reg S Person makes the representations, declarations and warranties as contained in this Agreement with the intent that the same shall be relied upon by the Company in determining its suitability as a purchaser of such Units.

Check all boxes below which correctly describe you.

With respect to this investment in the Units, your:

Investment Objectives:	o Aggressive Growth	o Speculation

Risk Tolerance:	o Low Risk	o Moderate Risk	o High Risk

Are you associated with a FINRA Member Firm?                                                                                                            ☐ Yes                       ☐ No

Your initials (purchaser and co-purchaser, if applicable) are required for each item below:

____ ____	I/We understand that this investment is not guaranteed.

____ ____	I/We are aware that this investment is not liquid.

____ ____	I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an investment in this offering.

____ ____
I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification.  Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased the Units.

___________________________________
Name of Purchaser  [please print]

___________________________________
Signature of Purchaser (Entities please
provide signature of Purchaser’s duly
authorized signatory.)

___________________________________
Name of Signatory (Entities only)

___________________________________
Title of Signatory (Entities only)
___________________________________ Name of Co-Purchaser [please print] ___________________________________ Signature of Co-Purchaser

VERIFICATION OF INVESTMENT ADVISOR/BROKER

I state that I am familiar with the financial affairs and investment objectives of the investor named above and reasonably believe that a purchase of the securities is a suitable investment for this investor and that the investor, either individually or together with his or her purchaser representative, understands the terms of and is able to evaluate the merits of this offering.  I acknowledge:

(a)	that I have reviewed the Subscription Agreement and forms of securities presented to me, and attachments (if any) thereto;

(b)	that the Subscription Agreement and attachments thereto have been fully completed and executed by the appropriate party; and

(c)	that the subscription will be deemed received by the Company upon acceptance of the Subscription Agreement.

Deposit securities from this offering directly to purchaser’s account? ☐ Yes ☐ No

If “Yes,” please indicate the account number: _____________________________________

Broker/Dealer	Account Executive

(Name of Broker/Dealer)	(Signature)

(Street Address of Broker/Dealer Office)	(Print Name)

(City of Broker/Dealer Office) (State) (Zip)	Representative I.D. Number)

(Telephone Number of Broker/Dealer Office)	(Date)

(Fax Number of Broker/Dealer Office)	(E-mail Address of Account Executive)